UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1717 McKinney Avenue, Suite 1000
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.	☐

Explanatory Note

Landsea Homes Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on April 2, 2024 (the “Original Report”) to report under Item 2.01 thereof the completion, on April 1, 2024, of the Company’s acquisition (the “Acquisition”) of all of the outstanding membership interests of Antares Acquisition, LLC (“Antares”). As reported in the Original Report, (i) the audited financial statements of Antares as of and for the years ended December 31, 2023 and 2022 and the associated independent auditor reports and (ii) the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2023 giving effect to the Acquisition and related transactions, representing the information required to be filed by the Company under Item 9.01(a) and Item 9.01(b) to Form 8-K with respect to the Acquisition, were previously reported in the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2024. Pursuant to General Instruction B.3 of Form 8-K, such information was not additionally reported in the Original Report, and instead was incorporated by reference therein. The Company is filing this Current Report on Form 8-K/A in order to supplementally file the unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2024 and for the year ended December 31, 2023 to give effect to the Acquisition and related transactions.

Item 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information:

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, is the unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2024 and for the year ended December 31, 2023.

This unaudited pro forma combined financial information is provided for illustrative purposes only and does not purport to represent what the Company’s actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor is it necessarily indicative of the Company’s future operating results or financial position.

(d) Exhibits:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of the Company for the nine months ended September 30, 2024 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: December 5, 2024	By:	/s/ C. Kelly Rentzel
Name: C. Kelly Rentzel
Title: General Counsel